UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2020

Enviva Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7200 Wisconsin Ave,	Suite 1000	20814
Bethesda,	MD
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(301)	657-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement.
On July 1, 2020, Enviva Development Holdings, LLC, a Delaware limited liability company (“DevCo”), Enviva Partners, LP, a Delaware limited partnership (the “Partnership”), and Enviva Holdings, LP, a Delaware limited partnership (the “Sponsor”) consummated the transactions contemplated by the previously announced Contribution Agreement, dated June 18, 2020 (the “Contribution Agreement”). Pursuant to the Contribution Agreement, DevCo contributed to the Partnership all of the limited liability company interests in Enviva Pellets Greenwood Holdings II, LLC, a Delaware limited liability company (“Greenwood Holdings II”) and indirect owner of a wood pellet production plant in Greenwood, South Carolina (the “Greenwood plant”), for total consideration of $132.0 million, subject to certain adjustments, which the Partnership paid in part to DevCo and in part to satisfy certain payment obligations of DevCo (such transaction, the “Greenwood Drop-Down”). In addition, Greenwood Holdings II's liabilities included a $40.0 million, third-party promissory note bearing interest at 2.5% per year that the Partnership guaranteed at closing.
Pursuant to the Contribution Agreement and the Greenwood Drop-Down, the Sponsor assigned five biomass off-take agreements to the Partnership (collectively, the “Associated Off-Take Contracts”). The Associated Off-Take Contracts call for aggregate annual deliveries of 1.4 million metric tons per year (“MTPY”), mature between 2031 and 2041 and have an aggregate revenue backlog of $5.3 billion. The Sponsor also assigned two fixed-rate shipping contracts and partially assigned two additional fixed-rate shipping contracts to the Partnership. The Associated Off-Take Contracts were assigned to fully contract wood pellets produced by the Greenwood plant and by a separate third-party plant to be acquired by the Partnership to the Partnership’s customers. The shipping contracts were assigned to facilitate transportation of those produced wood pellets.
The Greenwood plant is currently permitted to produce approximately 500,000 MTPY of wood pellets and transports its production via rail service to the Partnership’s terminal at the Port of Wilmington, North Carolina.
The Partnership plans to invest $28.0 million to expand the Greenwood plant’s production capacity to 600,000 MTPY by the end of 2021, subject to receiving the necessary permits.
Make-Whole Agreement
On July 1, 2020, in connection with the consummation of the Greenwood Drop-Down, the Partnership and the Sponsor entered into a Make-Whole Agreement, pursuant to which the Sponsor will reimburse the Partnership for any construction cost incurred for the planned expansion project in excess of $28.0 million.
Management Services Fee Waiver
On July 1, 2020, in connection with the consummation of the Greenwood Drop-Down, the Partnership and Enviva Management Company, LLC, a Delaware limited liability company (“Enviva Management”) and wholly owned subsidiary of the Sponsor, entered into an agreement pursuant to which (i) an aggregate of approximately $37.0 million in management services and other fees that otherwise would be owed by the Partnership under the Partnership’s management services agreement with Enviva Management will be waived with respect to the period from the closing of the Greenwood Drop-Down through the fourth quarter of 2021 and (ii) Enviva Management will continue to waive certain management services and other fees during 2022 unless and until the Greenwood plant’s production volumes equal or exceed 50,000 metric tons in any calendar month, in each case, to provide cash flow support to the Partnership during the planned expansion project.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The information set forth above in Item 1.01 with respect to the consummation of the Greenwood Drop-Down is incorporated herein by reference. The amount and composition of the consideration for the Greenwood Drop-Down was approved by a conflicts committee (the “Conflicts Committee”) consisting of the independent members of the board of directors (the “Board”) of Enviva Partners GP, LLC, a Delaware limited liability company and the general partner of the Partnership. The Conflicts Committee retained legal and financial advisors to assist it in evaluating and negotiating the Contribution Agreement. In approving the terms of the Contribution Agreement, the Conflicts Committee based its decision in part on an opinion from its independent financial advisor that the consideration to be paid by the Partnership for the Greenwood Drop-Down is fair, from a financial point of view, to the Partnership and the Unaffiliated Common Unitholders (as defined in such opinion).

Cautionary Statement on Forward-Looking Statements
This Current Report on Form 8-K (this “Current Report”) includes “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Partnership’s control. All statements included in this Current Report, other than historical facts, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report. Although the Partnership believes that the plans, intentions, and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions, or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecast in such statements.
Item 7.01. Financial Statements and Exhibits.
On July 1, 2020, the Partnership issued a press release announcing the completion of the Greenwood Drop-Down. A copy of the press release is attached hereto as Exhibit 99.4 and incorporated herein by reference.
The information in Item 7.01 of this Current Report, including Exhibit 99.4, is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited financial statements of Enviva Pellets Greenwood, LLC (predecessor of Greenwood Holdings II) as of and for the year ended December 31, 2019, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.
The unaudited condensed consolidated financial statements of Greenwood Holdings II and its predecessor as of March 31, 2020 and for the three months ended March 31, 2020 and 2019, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma combined financial statements of the Partnership as of and for the three months ended March 31, 2020 and for the years ended December 31, 2019 and 2018, together with the related unaudited notes to the financial statements, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Ernst & Young LLP.
99.1	Audited Consolidated Financial Statements of Enviva Pellets Greenwood, LLC (predecessor of Enviva Pellets Greenwood Holdings II, LLC.) as of and for the year ended December 31, 2019, together with the related notes to the financial statements.
99.2	Unaudited Condensed Consolidated Financial Statements of Enviva Pellets Greenwood Holdings II, LLC and its predecessor as of March 31, 2020 and for the three months ended March 31, 2020 and 2019, together with the related unaudited notes to the financial statements.
99.3
Unaudited Pro Forma Combined Financial Statements of Enviva Partners, LP as of and for the three months ended March 31, 2020 and for the years ended December 31, 2019 and 2018, together with the related unaudited notes to the financial statements.

99.4	Press release titled “Enviva Partners, LP Completes Greenwood Drop-Down Acquisition,” dated July 1, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, as its sole general partner

Date: July 7, 2020	By:	/s/ JASON E. PARAL
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel, Chief Compliance Officer and Secretary

4